Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company Separate Account Ten:
Putnam Capital Manager Series I-IV
Putnam Capital Manager Series V

Talcott Resolution Life and Annuity Insurance Company
Talcott Resolution Life and Annuity Insurance Company Separate Account Ten:
Putnam Capital Manager Series V

Supplement dated August 25, 2025 to the variable annuity prospectus dated May 1, 2025 and the updating summary prospectus dated April 30, 2025

The following supplements and amends the above mentioned variable annuity prospectus and updating summary prospectus. Please read this supplement and retain it for future reference. Special terms not defined in this supplement have the same meanings as in your variable annuity prospectus and updating summary prospectus.
In Appendix A - Funds Available Under the Contract: the following fund fees current expenses are updated:

Fund and Adviser/Subadviser	Current Expenses
Putnam VT Diversified Income Fund - Class IA Adviser: Franklin Advisers, Inc. Subadviser: Putnam Investment Management, LLC and Franklin Templeton Investment Management Limited	0.82%*
Putnam VT Focused International Equity Fund - Class IA
Adviser: Putnam Investment Management, LLC
Subadviser: Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	0.82%*

HV-8175